UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2020

FRANKLIN RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-09318	13-2670991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Franklin Parkway, San Mateo, CA 94403
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 312-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	BEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On July 31, 2020, Franklin Resources, Inc. (the “Company” or “Franklin”) completed its acquisition of Legg Mason, Inc. (“Legg Mason”), acquiring all of the outstanding shares of Legg Mason common stock for $50.00 per share in an all-cash transaction pursuant to the terms and conditions of the Agreement and Plan of Merger dated as of February 17, 2020.

This Current Report on Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K filed by the Company on July 31, 2020 to include the historical financial statements of Legg Mason and the pro forma financial information required by Item 9.01 of Form 8-K, attached hereto as Exhibits 99.1, 99.2 and 99.3. The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and Legg Mason would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve as a result of the Company’s acquisition of Legg Mason. Except as described above, all other information in the Company’s Current Report on Form 8-K filed on July 31, 2020 remains unchanged.

Item 7.01 Regulation FD.

Unaudited supplemental non-GAAP pro forma financial measures of the Company and Legg Mason for the year ended September 30, 2019 and for the nine months ended June 30, 2020, and the notes related thereto, are attached hereto as Exhibit 99.4 and incorporated in this Item 7.01 by reference.

The information in this Item 7.01, including the exhibit hereto, (x) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and (y) shall not be incorporated by reference into any filing of the Company with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the Company specifically states that the information or exhibit in this particular report with respect to Item 7.01 are incorporated by reference).

Item 9.01 Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

The historical audited consolidated financial statements of Legg Mason as of March 31, 2020 and 2019 and for each of the three years in the period ended March 31, 2020, the notes related thereto and the related report of PricewaterhouseCoopers LLP, Legg Mason’s independent registered public accounting firm, as of March 31, 2020 are filed as Exhibit 99.1 and incorporated herein by reference.

The historical unaudited condensed consolidated financial statements of Legg Mason as of and for the three months ended June 30, 2020 and June 30, 2019 and the notes related thereto are filed as Exhibit 99.2 and incorporated herein by reference.

(b)    Pro Forma Financial Information

Unaudited pro forma condensed combined statements of income of the Company and Legg Mason for the year ended September 30, 2019 and for the nine months ended June 30, 2020, unaudited pro forma condensed combined balance sheet of the Company and Legg Mason as of June 30, 2020, and the notes related thereto are filed as Exhibit 99.3 and incorporated herein by reference.

(d)    Exhibits.

Other than Exhibit 99.4 (which is not incorporated into this Item 9.01), the exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit Index

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for Legg Mason, Inc.
99.1
Audited consolidated balance sheets of Legg Mason, Inc. and its subsidiaries as of March 31, 2020 and 2019, and the related consolidated statements of income (loss), comprehensive income (loss), changes in stockholders’ equity and cash flows for each of the three years in the period ended March 31, 2020, including the notes related thereto.

99.2
Unaudited interim consolidated financial statements of Legg Mason, Inc. and its subsidiaries as of June30, 2020 and for the three-month periods ended June 30, 2020 and June 30, 2019, including the notes related thereto.

99.3
Unaudited pro forma condensed combined statements of income of the Company and Legg Mason for the year ended September 30, 2019 and for the nine months ended June 30, 2020, unaudited pro forma condensed combined balance sheet of the Company and Legg Mason as of June 30, 2020, and the notes related thereto.

99.4	Unaudited supplemental non-GAAP pro forma financial measures of the Company and Legg Mason for the year ended September 30, 2019 and for the nine months ended June 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RESOURCES, INC.

Date:	October 6, 2020	/s/ Matthew Nicholls
Matthew Nicholls
Executive Vice President and Chief Financial Officer

Date:	October 6, 2020	/s/ Gwen L. Shaneyfelt
Gwen L. Shaneyfelt
Chief Accounting Officer

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